Employee Retirement and Profit Sharing Plans - Pension Plans with Accumulated Benefit Obligation in Excess of Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 3,237	$ 2,147	$ 2,001
Accumulated benefit obligation	2,822	1,794	1,657
Fair value of plan assets	$ 1,463	$ 746	$ 680